FORM N-CSR

INVESTMENT COMPANY ACT FILE NUMBER(S): 811-08492

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:
PRINCIPLED EQUITY MARKET FUND

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:

20 WILLIAM STREET
WELLESLEY, MA 02481

NAME AND ADDRESS OF AGENT FOR SERVICE:

CHRISTOPHER WILLIAMS
5072 ANNUNCIATION CIRCLE
AVE MARIA, FL 34142

REGISTRANT'S TELEPHONE NUMBER: (239) 304-1679

DATE OF FISCAL YEAR END:             DECEMBER 31, 2013
DATE OF REPORTING PERIOD:         DECEMBER 31, 2013

ITEM 1.	REPORT TO SHAREHOLDERS

A copy of the Registrant's Annual Report that was transmitted to shareholders can be found below.

PRINCIPLED EQUITY MARKET FUND

INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street
Wellesley, Massachusetts 02481

ANNUAL REPORT
DECEMBER 31, 2013

The investment objective of the Fund is long-term capital appreciation. The Fund invests principally in equity securities that the Fund’s management believes will contribute to the achievement of the Fund’s objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments. For the information of investors, the Fund will compare its investment results to those of the Standard & Poor’s Corporation 500 Stock Index and other major market indices which the Fund considers appropriate as a benchmark for its returns.

Comparison of the Change in Value of a $10,000 Investment in the Principled Equity Market Fund and the Standard & Poor’s 500 Index

GRAPHIC PLOT POINTS

DATE	TRUST VALUE	S&P500 VALUE
DECEMBER 31, 2003	$10,000.00	$10,000.00
DECEMBER 31, 2004	$11,026.60	$11,088.21
DECEMBER 31, 2005	$11,448.09	$11,632.78
DECEMBER 31, 2006	$12,923.33	$13,470.18
DECEMBER 31, 2007	$13,200.98	$14,210.20
DECEMBER 31, 2008	$8,355.52	$8,952.76
DECEMBER 31, 2009	$10,602.86	$11,322.05
DECEMBER 31, 2010	$12,297.52	$13,027.52
DECEMBER 31, 2011	$12,330.22	$13,302.63
DECEMBER 31, 2012	$14,224.76	$15,431.52
DECEMBER 31, 2013	$19,048.59	$20,429.53

Initial subscription for shares received on December 20, 1996

The results shown above should not be considered predictive of future returns.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	Since Inception
Principled Equity Market Fund	33.91%	15.70%	17.92%	6.66%	7.14%
Standard & Poor’s 500 Index	32.39%	16.18%	17.94%	7.41%	7.47%

The chart and graph shown above do not reflect the deduction of taxes a shareholder might pay on distributions or redemptions. The Standard & Poor’s 500 Index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses.  It is not possible to invest directly in an index.

To Our Shareholders:

During 2013 the Principled Equity Market Fund's portfolio of investment securities appreciated 33.91%. This successfully concludes the seventeenth year since the Fund was established with a mission of closely replicating the domestic (U.S.) equity markets, while avoiding ownership of companies whose products, services, and/or activities are unacceptable to any significant constituency of investors concerned with the ethical, environmental, social justice and other non-financial aspects of the companies in which they invest.

Comparative statistics are included above. The Fund's investment record shown above assumes the reinvestment of all dividends and all capital gains and is reduced by expenses. The index returns shown above assume reinvestment of dividends but, unlike the Fund's returns, do not reflect any fees or expenses. If fees and expenses such as those incurred by the Fund were applied against the index returns, the returns shown for the index would have been lower. It is important to remember that one cannot invest directly in an unmanaged index.

What have we all learned from the Fund’s seventeen year history?

First, and perhaps of the greatest importance, we have learned - and demonstrated - that applying even a very large number of ethical,  social justice, and other criteria, such as those used by the Fund, to an investment portfolio need not lead to lower than average long-term returns. This is a major change from the negative assumptions and predictions of lower investment results which prevailed when the Fund was conceived.

Further,  it is clear that the investment profession has evolved dramatically, and continues to evolve from a process of manually analyzing and building portfolios of individual company securities into an industry dominated by much more rapid and mechanized portfolio construction and management through the expenditure of large sums of money on computers and other instruments of information technology. Ironically, this evolution, no matter how dramatic and capital intensive, does not appear to have made easier the task of achieving higher returns than comparable unmanaged securities market indices, and may even be making that task more difficult.

Also of great importance, it has become evident that the costs of running a registered investment company (i.e. mutual fund) are growing steadily in almost all areas, and becoming increasingly significant in comparison to the long term rates of return which can reasonably be expected from the securities markets; thus it is a duty of the management and trustees of a fund to attempt to minimize this growth to the degree possible.

During the coming year the Fund's management and trustees plan to closely examine the Fund's expenses to see if they can be reduced. It is likely that we will have success on a long term basis in one particular area, professional and administrative costs, due to an impending change in our relationship with the Chicago Stock Exchange (“Exchange”). As we have previously informed you, for the past several years we have been conducting continuous and costly discussions with the Exchange concerning the question of how their rules on number of shareholders and amount of trading activity relate to our Fund, which is an unusual type of security to be traded on their Exchange. These discussions have not been fruitful and they have concluded we don’t meet their tests in these areas. We appreciated the convenience of using the Exchange to facilitate transactions for the few shareholders who wished to sell shares without more formal filings, but henceforth intend to make periodic repurchase offers at prices close to the Fund’s net asset value as well as exploring other means to provide similar limited liquidity. We believe that long term these arrangements will be less costly to the Fund.

Finally, attention will be given to the Fund’s ‘benchmark’ and portfolio construction. The principal index chosen to date to represent the domestic equity markets has been the Standard & Poor’s 500 Stock Index ("S&P 500") - the index which the Fund's advisor believes to have been the most widely used for that purpose by the majority of investors during the Fund's lifespan. This is a ‘market-capitalization (i.e. ‘size’) weighted’ in which large companies have a greater effect on the value of the index than smaller companies. It has generally recorded higher returns than the majority of professionally managed investment accounts to which it has been compared. Other indices based on the S&P 500 also exist.  One of these - in which the companies are "equally weighted” rather than "size weighted" - appears to have provided significantly higher long term returns in the past, and could be used by the Fund in lieu of the traditional S&P 500.  The Fund's management and trustees are considering whether making a change to an equally weighted version of the S&P 500 would be in the shareholders' best interest. We will keep you informed.

If any shareholders have questions we would encourage them to contact the Fund's management.  We would also like to call our shareholders' attention to the Fund's internet website:

http://principledequityfund.com

Sincerely,

David Putnam
President & Trustee

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

Assets:
Investments in securities, at fair value (cost $17,217,088; see Schedule of Investments, Note 1, 2, 3, 7 & 11)	$35,307,088
Cash	106,700
Dividends and interest receivable	36,821
Total assets	35,450,609
Liabilities:
Accrued management fees (Note 4)	21,617
Accrued trustees’ fees and expenses	2,376
Accrued administration fees (Note 5)	3,006
Accrued custodian fees	3,576
Accrued transfer fees (Note 5)	4,172
Accrued other expenses (Note 5 & 6)	59,163
Total liabilities	93,910
Net assets	$35,356,699
Analysis of Net Assets:
Capital stock (2,750,000 shares authorized at no par value,amount paid in on 1,680,012 shares outstanding) (Note 1)	17,210,696
Accumulated undistributed net investment income (Note 1 & 10)	29,256
Accumulated realized gain from security transactions (Note 1 & 10)	26,747
Net unrealized appreciation in value of investments	18,090,000
Net assets (equivalent to $21.05 per share, based on 1,680,012 shares of capital stock outstanding)	$35,356,699

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

Investment Income:
Dividends (Note 1)	$731,063
Other income	370
Total income	731,433
Expenses:
Management fees, net (Note 4 & 6)	90,083
Legal fees (Note 6)	45,249
Administration fees (Note 5)	35,000
Transfer fees (Note 5)	29,271
Audit fees (Note 5)	25,500
Insurance expenses	23,907
Trustees' fees and expenses	22,212
Compliance expenses (Note 6)	19,265
Custodian fees	18,120
Marketing expenses	15,163
Membership and subscription expenses	7,109
Costs of reports to shareholders	3,750
Other expenses	16,808
Total expenses	351,437
Net investment income	379,996
Realized and unrealized gain from investments:
Net realized gain from investments	2,984,530
Increase in net unrealized appreciation on investments	6,861,070
Net realized and unrealized gain from investments	9,845,600
Net increase in net assets resulting from operations	$10,225,596

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

			Year Ended December 31, 2013	Year Ended December 31, 2012
Increase in net assets from operations:
Net investment income			$379,996	$384,062
Net realized gain from investments			2,984,530	657,423
Net unrealized appreciation on investments			6,861,070	3,364,048
Net increase in net assets resulting from operations			10,225,596	4,405,533
Distributions to shareholders:
From net investment income ($0.25 and $0.21 per share in 2013 and 2012)			(399,207)	(372,603)
From net realized gain on investments ($1.79 and $0.28 per share in 2013 and 2012)			(2,858,324)	(518,010)
Total distributions to shareholders			(3,257,531)	(890,613)
Increase (decrease) in net assets from capital share transactions:
	Number of Shares
	2013	2012
Proceeds from sale of shares	--	--	--	--
Shares issued to share-holders in distributions reinvested	83,183	23,632	1,742,692	405,047
Cost of shares redeemed	(244,380)	(96,056)	(5,115,036)	(1,593,909)
Net decrease in net assets resulting from capital share transactions	(161,197)	(72,424)	(3,372,344)	(1,188,862)

Net increase in net assets			3,595,721	2,326,058
Net assets:
Beginning of period			31,760,978	29,434,920
End of period (including undistributed net investment income of $29,256 and $19,702, respectively)			$35,356,699	$31,760,978

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

FINANCIAL HIGHLIGHTS
(for a share of capital stock outstanding throughout each period)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009

Investment income	$0.50	$0.40	$0.30	$0.29	$0.26
Expenses, net	0.24	0.19	0.19	0.15	0.11
Net investment income	0.26	0.21	0.11	0.14	0.15
Net realized and unrealized gain (loss) on investments	5.58	2.15	(0.07)	2.01	2.73
Total from investment operations	5.84	2.36	0.04	2.15	2.88
Distributions to shareholders:
From net investment income	0.25	0.21	0.12	0.14	0.15
From net realized gain on investments	1.79	0.28	--	--	--
Net increase (decrease) in net asset value	3.80	1.87	(0.08)	2.01	2.73
Net asset value:
Beginning of period	17.25	15.38	15.46	13.45	10.72
End of period	$21.05	$17.25	$15.38	$15.46	$13.45

Total Return	33.91%	15.37%	0.27%	15.98%	26.90%
Net assets, end of period	$35,356,699	$31,760,978	$29,434,920	$29,859,876	$28,363,385
Ratio of expenses to average net assets	0.97%	1.08%	1.20%	1.02%	0.91%
Ratio of net investment income to average net assets	1.05%	1.23%	0.74%	0.98%	1.31%
Portfolio turnover rate	0.04	0.03	0.08	0.02	0.16
Average commission rate paid	0.0118	0.0120	0.0090	0.0109	0.0143
Number of shares outstanding at end of period	1,680,012	1,841,209	1,913,633	1,931,759	2,109,434

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Showing Percentage of Net Assets)

Quantity		Value (Note 1)
COMMON STOCK -- 99.86%
CONSUMER DISCRETIONARY -- 13.08%
	Auto Components Industry -- 0.32%
2,200	Johnson Controls Incorporated	$112,860

	Automobiles Industry -- 0.68%
10,100	Ford Motor Company	155,843
1,244	Harley-Davidson Incorporated	86,135
		241,978

	Distributors Industry -- 0.62%
2,633	Genuine Parts Company	219,039

	Household Durables Industry -- 0.46%
1,200	DR Horton Incorporated*	26,784
982	Newell Rubbermaid Incorporated	31,827
1,300	Stanley Black & Decker Incorporated	104,897
		163,508

	Hotels Restaurants & Leisure Industry -- 2.14%
700	Darden Restaurants Incorporated	38,059
4,200	McDonald’s Corporation	407,526
2,800	Starbucks Corporation	219,492
1,200	Yum! Brands Incorporated	90,732
		755,809

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Internet & Catalog Retail Industry -- 0.54%
163	Priceline.com Incorporated*	189,471

	Media Industry -- 3.39%
9,050	Comcast Corporation Class A	470,328
2,800	DirecTV*	193,368
853	Gannett Company Incorporated	25,232
1,765	McGraw Hill Financial Incorporated	138,023
2,400	Omnicom Group Incorporated	178,488
1,414	Time Warner Cable Incorporated Class A	191,597
		1,197,036

	Multiline Retail Industry -- 0.83%
800	Kohl’s Corporation	45,400
1,828	Macy's Incorporated	97,615
2,400	Target Corporation	151,848
		294,863

	Specialty Retail Industry -- 3.44%
2,100	American Eagle Outfitters Incorporated	30,240
954	AutoNation Incorporated*	47,404
975	Best Buy Company Incorporated	38,883
100	Foot Locker Incorporated	4,144
1,300	L Brands Incorporated	80,405
4,560	Lowe's Companies Incorporated	225,948
600	Murphy USA Incorporated*	24,936
1,000	Office Depot Incorporated*	5,290

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Specialty Retail Industry (Continued)
1,950	Staples Incorporated	30,986
5,269	The Home Depot Incorporated	433,849
3,000	The TJX Companies Incorporated	191,190
1,100	Tiffany & Company	102,058
		1,215,333

	Textiles Apparel & Luxury Goods Industry -- 0.66%
800	Coach Incorporated	44,904
2,400	Nike Incorporated	188,736
		233,640

	CONSUMER DISCRETIONARY TOTAL	4,623,537

CONSUMER STAPLES -- 10.54%
	Beverages Industry -- 3.06%
2,000	Coca-Cola Enterprises Incorporated	88,260
5,000	Pepsico Incorporated	414,700
14,000	The Coca Cola Company	578,340
		1,081,300

	Food & Staples Retailing Industry -- 3.14%
4,736	CVS Caremark Corporation	338,955
1,700	Costco Wholesale Corporation	202,334
1,800	Safeway Incorporated	58,626
6,800	Sysco Corporation	245,480

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Food & Staples Retailing Industry (Continued)
3,443	Walgreen Company	197,766
1,200	Whole Foods Market Incorporated	69,396
		1,112,557

	Food Products Industry -- 2.22%
1,100	Campbell Soup Company	47,608
7,011	General Mills Incorporated	349,919
103	Green Mountain Coffee Roasters Incorporated*	7,781
3,100	Kellogg Company	189,317
1,945	The Hershey Company	189,112
		783,737

	Household Products Industry -- 1.96%
8,500	The Procter & Gamble Company	691,985

	Personal Products Industry -- 0.16%
3,300	Avon Products Incorporated	56,826

	CONSUMER STAPLES TOTAL	3,726,405

ENERGY -- 9.63%
	Energy Equipment & Services Industry -- 2.11%
1,598	Cameron International Corporation*	95,129
1,800	ERA Group Incorporated*	55,548
1,500	Ensco Plc Class A	85,770
700	FMC Technologies Incorporated*	36,547

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Energy Equipment & Services Industry (Continued)
3,119	Halliburton Company	158,289
2,800	Nabors Industries Limited	47,572
1,808	National Oilwell Varco Incorporated	143,790
900	Noble Corporation Plc	33,723
498	Rowan Companies Plc*	17,610
795	Seacor Holdings Incorporated*	72,504
		746,482

	Oil Gas & Consumable Fuels Industry -- 7.52%
1,857	Anadarko Petroleum Corporation	147,297
2,144	Apache Corporation	184,255
1,300	Cabot Oil & Gas Corporation	50,388
3,400	Chesapeake Energy Corporation	92,276
425	Cimarex Energy Company	44,587
2,201	Devon Energy Corporation	136,176
1,088	EOG Resources Incorporated	182,610
600	EQT Corporation	53,868
2,100	Hess Corporation	174,300
700	Hollyfrontier Corporation	34,783
4,107	Kinder Morgan Incorporated	147,852
6,000	Marathon Oil Corporation	211,800
2,170	Marathon Petroleum Corporation	199,054
2,400	Murphy Oil Corporation	155,712
900	Newfield Exploration Company*	22,167
2,600	Noble Energy Incorporated	177,086
2,000	Peabody Energy Corporation	39,060
463	Pioneer Natural Resources Company	85,224
763	Range Resources Corporation	64,329

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Oil Gas & Consumable Fuels Industry (Continued)
2,074	Southwestern Energy Company*	81,571
6,300	Spectra Energy Corporation	224,406
3,900	Williams Companies Incorporated	150,423
		2,659,224

	ENERGY TOTAL	3,405,706

FINANCIALS -- 15.75%
	Capital Markets Industry -- 4.05%
856	Ameriprise Financial Incorporated	98,483
385	Blackrock Incorporated	121,841
1,800	Franklin Resources Incorporated	103,914
900	Janus Capital Group Incorporated	11,133
5,540	Morgan Stanley	173,734
1,100	Northern Trust Corporation	68,079
87	Piper Jaffray Companies*	3,441
1,500	State Street Corporation	110,085
6,430	The Bank of New York Mellon Corporation	224,664
5,650	The Charles Schwab Corporation	146,900
1,700	The Goldman Sachs Group Incorporated	301,342
800	T Rowe Price Group Incorporated	67,016
		1,430,632

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Commercial Banks Industry -- 3.09%
3,900	BB&T Corporation	145,548
1,100	Comerica Incorporated	52,294
2,485	Fifth Third Bancorp	52,259
2,640	Keycorp	35,429
1,100	M & T Bank Corporation	128,062
2,200	Suntrust Banks Incorporated	80,982
1,300	Synovus Financial Corporation	4,680
3,222	The PNC Financial Services Group Incorporated	249,963
8,540	US Bancorp	345,016
		1,094,233

	Consumer Finance Industry -- 1.18%
2,785	American Express Company	252,683
2,913	Discover Financial Services	162,982
		415,665

	Diversified Financial Services Industry -- 1.36%
1,000	CME Group Incorporated	78,460
7,244	Citigroup Incorporated	377,485
2,900	Federal Home Loan Mortgage Corporation*	8,410
5,500	Federal National Mortgage Association*	16,555
		480,910

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Insurance Industry -- 5.01%
2,000	AFLAC Incorporated	133,600
1,710	Ace Limited	177,036
1,061	Cincinnati Financial Corporation	55,565
1,000	Erie Indemnity Company Class A	73,120
420	Lincoln National Corporation	21,680
600	MBIA Incorporated*	7,164
1,500	MGIC Investment Corporation*	12,660
2,400	Marsh & McLennan Companies Incorporated	116,064
2,500	MetLife Incorporated	134,800
5,400	Progressive Corporation	147,258
1,037	Prudential Financial Incorporated	95,632
800	Renaissancere Holdings Limited	77,872
2,900	The Allstate Corporation	158,166
1,800	The Chubb Corporation	173,934
1,400	The Hartford Financial Services Group Incorporated	50,722
3,213	The Travelers Companies Incorporated	290,905
1,300	Unum Group	45,604
		1,771,782

	Real Estate Investment Trusts (REITs) Industry -- 1.06%
1,700	Plum Creek Timber Company Incorporated	79,067
2,100	ProLogis Incorporated REIT	77,595
1,435	Simon Property Group Incorporated	218,350
		375,012

	FINANCIALS TOTAL	5,568,234

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
HEALTH CARE -- 11.95%
	Biotechnology Industry -- 3.26%
3,660	Amgen Incorporated	417,533
1,006	Biogen Idec Incorporated*	281,247
5,039	Gilead Sciences Incorporated*	378,429
279	Regeneron Pharmaceuticals Incorporated*	76,792
		1,154,001

	Health Care Equipment & Supplies Industry -- 1.64%
1,400	CareFusion Corporation*	55,748
1,679	Hill-Rom Holdings Incorporated	69,410
7,905	Medtronic Incorporated	453,668
		578,826

	Health Care Providers & Services Industry -- 3.28%
3,683	AmerisourceBergen Corporation	258,952
2,800	Cardinal Health Incorporated	187,068
3,590	Express Scripts Holding Company*	252,162
1,411	McKesson Corporation	227,735
4,400	Quest Diagnostics Incorporated	235,576
		1,161,493

	Pharmaceuticals Industry -- 3.77%
12,200	Abbott Laboratories	467,626
12,200	AbbVie Incorporated	644,282
1,989	Allergan Incorporated	220,938
		1,332,846

	HEALTH CARE TOTAL	4,227,166

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
INDUSTRIAL -- 10.65%
	Air Freight & Logistics Industry -- 1.70%
1,599	FedEx Corporation	229,888
3,530	United Parcel Service Incorporated	370,933
		600,821

	Airlines Industry -- 0.27%
5,150	Southwest Airlines Company	97,026

	Commercial Services & Supplies Industry -- 0.54%
224	Deluxe Corporation	11,690
3,029	Pitney Bowes Incorporated	70,576
3,300	Republic Services Incorporated	109,560
		191,826

	Electrical Equipment Industry -- 1.13%
4,200	Emerson Electric Company	294,756
904	Rockwell Automation Incorporated	106,817
		401,573

	Industrial Conglomerates Industry -- 1.47%
3,700	3M Company	518,925

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Machinery Industry -- 2.71%
970	Cummins Incorporated	136,741
2,500	Deere & Company	228,325
1,587	Flowserve Corporation	125,103
3,385	Illinois Tool Works Incorporated	284,611
48	Kadant Incorporated	1,945
2,300	Paccar Incorporated	136,091
400	Snap-On Incorporated	43,808
		956,624

	Road & Rail Industry -- 2.28%
7,200	CSX Corporation	207,144
2,404	Norfolk Southern Corporation	223,163
2,237	Union Pacific Corporation	375,816
		806,123

	Trading Companies & Distributors Industry -- 0.55%
472	United Rentals Incorporated*	36,792
617	W.W. Grainger Incorporated	157,594
		194,386

	INDUSTRIAL TOTAL	3,767,304

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
INFORMATION TECHNOLOGY -- 19.25%
	Communications Equipment Industry -- 2.31%
15,177	Cisco Systems Incorporated	340,420
587	JDS Uniphase Corporation*	7,625
2,200	Juniper Networks Incorporated*	49,654
1,185	Motorola Solutions Incorporated	79,988
4,577	Qualcomm Incorporated	339,842
		817,529

	Computers & Peripherals Industry -- 4.62%
2,062	Apple Incorporated	1,156,823
7,400	EMC Corporation	186,110
5,130	Hewlett-Packard Company	143,537
397	Lexmark International Incorporated	14,102
1,500	NetApp Incorporated*	61,710
600	QLogic Corporation*	7,098
786	Western Digital Corporation	65,946
		1,635,326

	Electronic Equipment Instruments & Components Industry -- 0.12%
1,800	Ingram Micro Incorporated*	42,228

	Internet Software & Services Industry -- 2.66%
3,400	EBay Incorporated*	186,558
673	Google Incorporated Class A*	754,238
		940,796

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	IT Services Industry -- 3.97%
1,740	Accenture Plc	143,063
3,600	Automatic Data Processing Incorporated	290,880
1,200	Cognizant Tech Solutions Class A*	121,176
1,140	Fidelity National Information Services Incorporated	61,195
1,200	Fiserv Incorporated*	70,860
300	MasterCard Incorporated	250,638
1,500	Paychex Incorporated	68,295
629	Total System Services Incorporated	20,933
1,400	Visa Incorporated Class A	311,752
3,685	The Western Union Company	63,566
		1,402,358

	Semiconductors & Semiconductor Equipment Industry -- 3.35%
1,800	Altera Corporation	58,518
2,200	Analog Devices Incorporated	112,046
5,900	Applied Materials Incorporated	104,312
1,800	Broadcom Corporation Class A	53,370
14,472	Intel Corporation	375,693
1,000	KLA-Tencor Corporation	64,460
1,800	LSI Corporation	19,872
450	Lam Research Corporation*	24,503
2,200	Micron Technology Incorporated*	47,850
2,700	Nvidia Corporation	43,254
4,800	Texas Instruments Incorporated	210,768
1,500	Xilinx Incorporated	68,880
		1,183,526

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Software Industry -- 2.22%
1,600	Adobe Systems Incorporated*	95,808
2,550	CA Technologies	85,808
400	Citrix Systems Incorporated*	25,300
3,000	Compuware Corporation	33,630
11,649	Oracle Corporation	445,691
4,149	Symantec Corporation*	97,833
		784,070

	INFORMATION TECHNOLOGY TOTAL	6,805,833

MATERIALS -- 2.88%
	Chemicals Industry -- 1.54%
600	Airgas Incorporated	67,110
530	International Flavors and Fragrances Incorporated	45,569
2,695	Praxair Incorporated	350,431
1,723	The Mosaic Company	81,446
		544,556

	Construction Materials Industry -- 0.19%
1,100	Vulcan Materials Company	65,362

	Containers & Packaging Industry -- 1.06%
2,802	AptarGroup Incorporated	190,004
1,800	Bemis Company Incorporated	73,728
1,450	Owens-Illinois Incorporated*	51,881
1,721	Sealed Air Corporation	58,600
		374,213

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Metals & Mining Industry -- 0.09%
1,259	Cliffs Natural Resources Incorporated	32,998

	MATERIALS TOTAL	1,017,129

TELECOMMUNICATION SERVICES -- 3.67%
	Diversified Telecommunication Services Industry -- 3.31%
19,231	A T & T Incorporated	676,162
874	CenturyLink Incorporated	27,837
2,256	Frontier Communications Corporation	10,490
9,243	Verizon Communications Incorporated	454,201
		1,168,690

	Wireless Telecommunication Services Industry -- 0.36%
1,600	American Tower Corporation	127,712

	TELECOMMUNICATION SERVICES TOTAL	1,296,402

UTILITIES -- 2.46%
	Electric Utilities Industry -- 0.80%
6,691	Northeast Utilities	283,640

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

(Continued)

Quantity		Value (Note 1)
	Gas Utilities Industry -- 1.05%
3,014	Atmos Energy Corporation	136,896
3,176	UGI Corporation	131,677
2,572	WGL Holdings Incorporated	103,034
		371,607

	Multi-Utilities Industry -- 0.32%
4,800	CenterPoint Energy Incorporated	111,264

	Water Utilities Industry -- 0.29%
2,434	American Water Works Company	102,861

	UTILITIES TOTAL	869,372

	Total common stocks (cost $17,217,088)	35,307,088

CASH & OTHER ASSETS, LESS LIABILITIES -- 0.14%		49,611

Total Net Assets		$35,356,699

* Non income producing security

The accompanying notes are an integral part of these financial statements.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

1.	Significant Accounting Policies:

Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The Trust seeks to provide long-term capital appreciation by investing in equity securities that the Trust’s management believes will contribute to the achievement of the Trust’s objective and that do not possess characteristics (i.e., products, services, geographical areas of operation or other similar nonfinancial aspects) that management believes are unacceptable to substantial constituencies of investors concerned with the ethical and/or social justice characteristics of their investments. In seeking to achieve its investment objective, the Trust purchases “acceptable” securities, identified as such by the Manager, that will, in the Sub-Adviser's opinion, contribute to this goal. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the United States of America’s investment company industry.

A.
Use of Estimates-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.
Investment Securities-- For financial reporting purposes, the Trust’s investment holdings and Net Asset Value (NAV) include trades executed through the end of the last business day of the period.  The NAV per share for processing shareholder transactions is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern, and includes trades executed through the end of the prior business day. All investments in securities are recorded at their estimated fair value, as described in Note 2. Temporary cash investments are stated at cost, which approximates market value.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.  The foreign dividend income is presented on the Statement of Operations net of any foreign tax withholdings, when applicable.

C.
Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code.  The Trust also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

PRINCIPLED EQUITY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

(Continued)

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for the taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

The Trust recognizes the tax benefit from any uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the tax position.  Any tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. Management has analyzed the Trust’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012) or expected to be taken in the Trust’s 2013 tax returns.

The Trust identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Trust also follows the policy to recognize interest and penalties related to unrecognized tax benefits (if any) in income tax expense.  No such interest and penalties have been accrued as of December 31, 2013.

D.	Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

E.
Distributions to Shareholders-- Dividends to shareholders from net investment income, if any, and net capital gains, if any, are paid at least annually and as required to comply with Federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Shareholders may reinvest net investment income and capital gain distributions in additional shares of the Trust at the net asset value as of ex-dividend date or, at the election of the shareholder, receive distributions in cash.  For tax purposes, distributions from net short-term capital gains are considered to be from ordinary income.

PRINCIPLED EQUITY MARKET FUND

F.
Recent Accounting Pronouncements-- In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities.  Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the Trust, management does not expect the adoption of these ASUs to have any effect on the Trust.  In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.  ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company.  FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company.  Although still evaluating the potential impacts of ASU 2013-08 to the Trust, management does not expect the adoption of the ASU to have an effect on the Trust.

2.	Securities Valuations:

As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical investments.

Level 2- Other significant observable inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Significant unobservable inputs, to the extent relevant observable inputs are not available; representing the Trust’s own assumptions about the assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PRINCIPLED EQUITY MARKET FUND

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of investments measured at fair value on a recurring basis follows.

Equity securities (common stock). Each day securities traded on national security exchanges (or reported on the NASDAQ national market) are stated at the last reported sales price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price or, if unavailable, the known current bid price which most nearly represents current market value.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Trust's investments measured at fair value  as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,623,537	$--	$--	$4,623,537
Consumer Staples	3,726,405	--	--	3,726,405
Energy	3,405,706	--	--	3,405,706
Financials	5,568,234	--	--	5,568,234
Health Care	4,227,166	--	--	4,227,166
Industrial	3,767,304	--	--	3,767,304
Information Technology	6,805,833	--	--	6,805,833
Materials	1,017,129	--	--	1,017,129
Telecommunication Services	1,296,402	--	--	1,296,402
Utilities	869,372	--	--	869,372
Total Common Stocks	$35,307,088	$--	$--	$35,307,088

There were no transfers between Level 1, Level 2, and Level 3 during the year.

3.	Tax Basis of Investments:

At December 31, 2013 the total cost of investments for federal income tax purposes was different than the total cost on a financial reporting basis due to the tax deferral of losses on wash sales that occurred during 2010, 2012 and 2013. The federal income tax basis of the Trust’s investments at December 31, 2013 was $17,231,949. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $18,755,163.

Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $680,024.

PRINCIPLED EQUITY MARKET FUND

Net unrealized appreciation in investments for tax purposes at December 31, 2013 was $18,075,139.

The Trust had no post-October capital losses that it is going to defer for the year ended December 31, 2013.

The Trust also has $504, $26 and $14,331 in disallowed losses due to wash sales during 2010, 2012 and 2013, respectively.  These disallowed losses were added to the tax cost basis of the securities that were repurchased.  These losses will be used to offset future gains on these securities.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,256
Undistributed long-term capital gain	$41,608
Net unrealized appreciation	$18,075,139

4.	Investment Advisory and Sub-Advisory Agreements:

The Trust has entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company (“F.L. Putnam” or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. (“PanAgora” or the “Sub-Advisor”).

The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust’s activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust’s portfolio.

The Sub-Advisory Agreement provides that PanAgora will be responsible for investment of the Trust’s securities portfolio using the list of securities provided by F.L. Putnam.

The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust’s average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%).  For the year ended December 31, 2013, the Trust incurred investment advisory fees of $36,033 from F.L. Putnam, and $54,050 from PanAgora.

F.L. Putnam, whose parent provided the necessary capital to establish the Trust, waived its total management fees from the inception of the Trust on December 20, 1996 through March 15, 2002 in order to assist the Trust in commencing operations. On March 15, 2002, the Board of Trustees authorized F.L. Putnam to begin receiving compensation for its services, and F.L. Putnam has received such compensation from that time.

At December 31, 2013, investment advisory fees of $21,617 were due and were included in "Accrued management fees" in the accompanying Statement of Assets and Liabilities. Of this amount $8,647 was due to F.L. Putnam and $12,970 was due to PanAgora.

5.	Independent Registered Public Accountant, Administration and Transfer Agent Services:

Livingston & Haynes, P.C. serves as independent registered public accountant to the Trust. For the year ended December 31, 2013, the Trust incurred fees of $25,500 for audit and tax preparation.

At December 31, 2013, audit and accounting fees of $25,828 were included in "Accrued other expenses" in the accompanying Statement of Assets and Liabilities.

PRINCIPLED EQUITY MARKET FUND

The Trust has entered into an agreement with Cardinal Investment Services, Incorporated for administrative and fund accounting services. Fees for these services were $35,000. At December 31, 2013, administrative and fund accounting fees of $3,006 were included in “Accrued administration fees” in the accompanying Statement of Assets and Liabilities.

The Trust has entered into an agreement with DST Systems, Incorporated for transfer agent and dividend disbursing agent services. Annual fees for these services are $25,000 with additional amounts for out-of-pocket expenses. At December 31, 2013, transfer fees of $4,172 were included in “Accrued transfer fees” in the accompanying Statement of Assets and Liabilities.

6.	Related Parties:

David W.C. Putnam, the President, Secretary and a Trustee of the Trust, is also a director and an indirect beneficial owner of the parent of the Trust’s investment adviser. No amounts were paid by the Trust for his services as President, Secretary and Trustee for the year ended December 31, 2013. During the year ended December 31, 2013, the parent of the Trust’s investment advisor transferred 170 shares of the Trust to relatives of David W.C. Putnam.

Christopher Y. Williams, the Assistant Secretary and the Assistant Treasurer of the Trust, is also the President of Cardinal Investment Services, Incorporated, the Trust’s administrator. No amounts were paid by the Trust for his services as Assistant Secretary and Assistant Treasurer for the year ended December 31, 2013.

James B. Craver, the Chief Compliance Officer, is also the General Counsel of the Trust. During the year ended December 31, 2013 he was paid $9,600 for his services as Chief Compliance Officer and $4,554 for legal services he provided to the Trust. At December 31, 2013 no amounts were owed him for his services as Chief Compliance Officer of the Trust and $1,773 was owed to him for his services as General Counsel of the Trust.  These amounts are included in “Accrued other expenses” in the accompanying Statement of Assets and Liabilities.

7.	Purchases and Sales:

Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2013 were:

Cost of securities acquired:
U.S. Government and investments backed by such securities	$--
Other investments	1,447,501
$1,447,501
Proceeds from sales and maturities:
U.S. Government and investments backed by such securities	$--
Other investments	7,682,408
$7,682,408

PRINCIPLED EQUITY MARKET FUND

8.	Certain Transactions:

It is the Trust’s intention, as authorized by its Board of Trustees, to repurchase on the Chicago Stock Exchange shares of common stock of the Trust from time to time in such amounts as determined by the Trustees to be in the best interests of the Trust and its shareholders at a price no higher than the current net asset value of such shares. During 2013 and 2012, the Trust’s weighted average discount per share between the cost of repurchase of the shares and the NAV applicable to such shares as of the date of the repurchase was 4.81% and 1.59%, respectively.

9.	Notice of Possible Delisting Action:

In November 2013, the Trust received a Notice of Possible Delisting Action from the Chicago Stock Exchange (the “Exchange” or “CHX”) informing the Trust of its preliminary determination to delist the Trust as a Tier II security of the CHX unless the Trust submitted a plan to increase its trading volume and to increase the number of record shareholders to meet the Exchange’s enhanced listing requirements. In December 2013, the Trust formulated and submitted a plan to satisfy the enhanced listing maintenance requirements.

10.	Distribution to Shareholders:

On December 3, 2013, a distribution of $2.04 per share was declared.  The distribution was paid on December 27, 2013 to shareholders of record on December 24, 2013. On December 3, 2012, a distribution of $0.49 per share was declared. The distribution was paid on December 27, 2012 to shareholders of record on December 24, 2012.

The tax character of distributions paid during 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$399,207	$372,603
Long-term capital gain	2,858,324	518,010
	$3,257,531	$890,613

During the year ended December 31, 2013 accumulated realized gain from security transactions was decreased by $28,765 and accumulated undistributed net investment income was increased by the same amount due to differences between book and tax accounting which arose from the distribution of net short-term capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

11.	Subsequent Events:

On February 10, 2014, the Trust received written notice from the Exchange informing the Trust that the CHX was proposing to delist the Trust’s shares because the Trust has become so closely held and so thinly traded that it is no longer feasible to maintain a reasonable market in the shares of the Trust pursuant to CHX Article 22, Rule 22(b) and its Tier II maintenance standards. Under the CHX rules, within 15 days of its receipt of the Complaint to Delist, the Trust may request a hearing to review and contest the proposed delisting. At a meeting of the Board of Trustees on February 18, 2014 the Chairman asked the Trustees if they wished to appeal the decision of the CHX. After discussion, which included counsel’s advising the Board that the likelihood of a successful appeal was remote at best, the Trustees declined to authorize such an appeal. It is expected that the Trust’s shares will be delisted from the Exchange on or about March 8, 2014.

The Trust has evaluated the impact of all other subsequent events on the Trust through February 19, 2014, the date the financial statements were available to be issued, and has determined that there were no other subsequent events requiring adjustment or disclosure in the financial statements.

Supplemental Information

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Trust's portfolio is available without charge, upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the period ended June 30, 2013 is also available by calling collect 239-304-1679, or on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available, without charge and upon request, by calling collect 239-304-1679, or on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

The Trust has adopted a Dividend Reinvestment Plan (the "Plan") that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, DST Systems ("DST"), in additional shares of the Trust. If you elect to receive your distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

The Trust's Plan provides that each shareholder of the Trust must affirmatively elect to participate in the Plan upon becoming a shareholder of the Trust. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of the Trust. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of the Trust that you will receive will be determined as follows:

The number of shares to be issued to a shareholder shall be based on the Net Asset Value per share of the Trust (the "Reinvestment NAV") on the payable date.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator at DST Systems, 2600 Southwest Blvd., Kansas City, MO 64108, or by calling collect at 816-435-5662 in accordance with such reasonable requirements as the Plan Administrator may agree upon.

The Plan Administrator maintains all common stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all shares you have received under the Plan.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your shares with a brokerage firm that does not participate in the Plan, you may not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Trustees the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from DST at 2600 Southwest Blvd., Kansas City, MO 64108, or by calling collect at 816-435-5662.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on August 19, 2013, the Board considered the re-approval for an annual period (through October, 2013) of the Trust's Investment Advisory Agreement (the "Management Agreement") with the Adviser, F.L. Putnam Investment Management Company, pursuant to which the Adviser provides the Trust with overall investment advisory and administrative services, and the Sub-Advisory Agreement with the Sub-Advisor, PanAgora Asset Management, pursuant to which the Sub-Advisor provides the Trust with investment advisory services.

Analysis of Nature, Extent and Quality of Services Provided to the Trust.

The Board members received a presentation from representatives of the Adviser and the Sub-Advisor regarding services provided to the Trust and discussed the nature, extent and quality of the services provided to the Trust pursuant to its Management Agreement. The Adviser's representatives reviewed the Trust's permitted investments, its screening process to ensure that only permitted investments as described in the Trust's prospectus are held by the Trust, and a comparison of the Trust's investment performance to the S&P 500 Index and other relevant benchmarks. The Board members also considered the Adviser's and the Sub-Advisor's research and portfolio management capabilities and their administrative, accounting and compliance infrastructure. The Board also considered the Adviser's and Sub-Advisor's brokerage policies and practices and the standards applied in seeking best execution, and their code of ethics and compliance policies and practices.

Comparative Analysis of the Trust's Performance and Investment Advisory Fee and Expense Ratio.

The Board members reviewed the Trust's performance and comparisons to the S&P 500 Index and to certain other funds which have similar exclusionary criteria with respect to permitted investments. The Board members noted that the Trust's total return performance for the year-to-date was comparable to the relevant Index, notwithstanding the exclusionary criteria which limits the Trust's universe of potential investments. The Board members also discussed the Trust's investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios as compared to a comparable group of Trusts (the "Expense Group") and a broader group of Trusts (the "Expense Universe"). The Board members noted that the actual and contractual investment advisory fees and total expense ratio of the Trust were competitive with the Expense Group medians.

Representatives of the Adviser reviewed with the Board members the investment advisory fees paid by other accounts managed by the Adviser and the Sub-Advisor with similar investment objectives, policies and strategies as the Trust (the "Similar Accounts"). The Adviser's representatives explained the nature of the Similar Accounts and the differences in providing services to such Similar Accounts as compared to managing and providing services to the Trust. Representatives of the Adviser and the Sub-Advisor noted that they do not manage other trusts with similar investment objectives, policies and strategies as the Trust. The Board also considered advisory and administrative fee information from other similar funds provided by the Trust's Administrator. The Board analyzed the differences in fees paid to the Adviser and Sub-Advisor and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts and the other funds to evaluate the appropriateness and reasonableness of the Trust's investment advisory fee.

Analysis of Profitability and Economies of Scale.

The Adviser's representatives reviewed the dollar amount of expenses allocated and profit received by the Adviser and Sub-Advisor and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the Trust, and the extent to which economies of scale would be realized if the Trust grows and whether fee levels reflect these economies of scale for the benefit of Trust investors. The Board members also considered potential benefits to the Adviser and Sub-Advisor from acting as investment advisers to the Trust, including any soft dollar arrangements with respect to trading the Trust's investments.

It was noted that the Board members should consider the Adviser's profitability with respect to the Trust as part of their evaluation of whether the fee under the Management Agreement and Sub-Advisory Agreement bear a reasonable relationship to the range of services provided by the Adviser and Sub-Advisor, including the nature, extent and quality of such services. It was further noted that a discussion of economies of scale is predicated on increasing assets and that, if a Trust's assets had been decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

At the conclusion of these discussions, the Board, including all of the members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended), agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Sub-Advisory Agreement.

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisor are adequate and appropriate.

•	The Board noted the impact of the Trust's exclusionary investment criteria on the Trust's performance and its satisfaction with the Adviser's screening process for acceptable securities while emphasizing the need for continued diligence in that regard.

•	The Board concluded that the fees paid by the Trust to the Adviser and the Sub-Advisor were reasonable in light of the services provided, comparative performance, expense and investment advisory fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser and Sub-Advisor from its relationship with the Trust.

•	The Board determined that the economies of scale which may accrue to the Adviser and Sub-Advisor in connection with the management of the Trust had been adequately considered by them in connection with the investment advisory fee rate charged to the Trust, and that, to the extent in the future it were determined that material economies of scale had not been shared with the Trust, the Board would seek to have those economies of scale shared with the Trust.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Trust and its shareholders.

PRINCIPLED EQUITY MARKET FUND - OFFICERS & TRUSTEES

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustee
HOWARD R. BUCKLEY 20 Appletree Drive, South Portland, ME 04106 Age 78	Non-Interested Trustee	15 Years Served; Term is for Life	President, Chief Executive Officer and Director, (Retired) Mercy Health System of Maine	1	None
JAMES B. CRAVER 40 Miller Hill Road, Dover, MA 02030	Chief Compliance Officer and General Counsel	2 ½ Years Served	Attorney, James B. Craver & Associates	1	None
SISTER ANNE MARY DONOVAN 447 Chestnut Hill Avenue, Brookline, MA 02445 Age 72	Non-Interested Trustee	15Years Served; Term is for Life	Treasurer, Emmanuel College, Boston; Treasurer, Boston Province of the Sisters of Notre Dame de Namur	1	None
SISTER MARY GEORGE O’TOOLE St. Joseph’s College of Maine 278 Whites Bridge Road Standish, Maine 04084 Age 79	Non-Interested Trustee	2 Years Served; Term is for Life	Archivist, St. Joseph’s College of Maine; former Vice President for Sponsorship and Mission Integration, St. Joseph’s College of Maine	1	None

DAVID W.C. PUTNAM 90 Lake Avenue, Newton Centre, MA 02459 Age 74	Interested Trustee, President & Secretary	17 Years Served; Term is for Life	President and Director, F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Co.; former President and Director of F.L. Putnam Investment Management Company; Director, Atlas Water Co.; former Trustee, ING Mutual Funds (formerly Northstar and Advest Funds; former Director and Treasurer, Asian American Bank & Trust Co., Boston, MA	1	None
PATRICIA TOWER 26 Stonecleave Road North Andover, MA 01845 (52)	Non-Interested Trustee	2 Years Served; Term is for Life	Director of Finance, Sisters of Notre Dame de Namur; Associate Treasurer, Emmanuel College	1	None
GEORGE A. VIOLIN 16 Main Street Dover, MA 02030 (69)	Interested Trustee*	15 Years Served; Term is for Life	Physician; Principal, Ambulatory Surgical Centers of America, L.L.C.	1	None
CHRISTOPHER Y. WILLIAMS 5072 Annunciation Circle, Ave Maria, FL 34142	Asst. Secretary & Asst. Treasurer	17 Years Served	President, Cardinal Investment Services, inc.		None
JOEL M. ZIFF 344 Cambridge Road, Plymouth Meeting, PA 19462 Age 81	Chairman & Non Interested Trustee, Chairman of Audit Committee	15 Years Served; Term is for Life	Partner (retired) of Arthur Andersen & Co.	1	None

* Dr. Violin's son is currently employed by the Adviser

PRINCIPLED EQUITY MARKET FUND

INVESTMENT ADVISER
F.L. Putnam Investment Management Company
20 William Street, Wellesley, Massachusetts 02481
(800) 344-3435

SUB-ADVISOR
PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210

ADMINISTRATOR AND FUND ACCOUNTANT
Cardinal Investment Services, Incorporated
5072 Annunciation Circle, Suite 317
Ave Maria, Florida 34142
(239) 304-1679

CUSTODIAN
State Street Bank & Trust Company
200 Clarendon Street, Boston, Massachusetts 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Livingston & Haynes, P.C.
40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

LEGAL COUNSEL
James B. Craver & Associates
42 Miller Hill Road, Dover, Massachusetts 02030

Clark Hill Thorp Reed
One Oxford Center, Pittsburgh, Pennsylvania 15219

TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, Kansas City, Missouri 64105

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.

PRINCIPLED EQUITY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Principled Equity Market Fund:

We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

LIVINGSTON & HAYNES, P.C.

Wellesley, Massachusetts
February 19, 2014

ITEM 2.	CODE OF ETHICS

As  of  the period  ended  December  31, 2013,  Principled  Equity  Market Fund (also referred  to herein  as the  "Registrant," or the "Trust")  has  adopted a code of ethics ("Code") that applies to the Registrant's  principal  executive officer  and  principal  financial  officer,  principal  accounting  officer  or controller,  or person performing similar functions, a copy of which is included as an exhibit to this Form N-CSR.  Any person may request without charge a copy of the Registrant’s code of ethics by contacting the Trust collect at (239) 304-1679. No waivers or amendments to the code of ethics were made during the period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joel M. Ziff, who is an "independent" trustee for the purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

For the fiscal years ended  December  31, 2013 and  December 31, 2012, the aggregate fees for professional  services  rendered by Livingston & Haynes, P.C. ("L&H"), the Trust's independent public accountant,  for the audit of the Trust's annual financial  statements and services  normally provided by such  firm  in  connection  with  statutory  and  regulatory   filings  and engagements, totaled $25,500 and $24,750.

(b)	Audit-Related Fees

For the fiscal years ended  December 31, 2013 and  December 31, 2012,  the aggregate fees for professional  services rendered by L&H for assurance and related  services  by such  firm  that  were  reasonably  related  to  the performance of the audit of the Trust's annual financial statements,  other than  those  referenced  in  paragraph  (a)  above, totaled $0 and $0, respectively.

(c)	Tax Fees

For the fiscal years ended  December  31, 2013 and  December 31, 2012,  the aggregate  fees  for  professional   services   rendered  by  L&H  for  tax compliance,  tax  advice and  tax  planning  totaled  $6,375 and $6,200 respectively.

(d)	All Other Fees

For the fiscal years ended  December 31, 2013 and December  31,  2012,  the aggregate fees for professional  services  rendered by L&H for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, totaled $0 and $0, respectively.

(e)	Audit Committee Procedures

Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the audit  committee  has established pre-approval policies and procedures with respect to the audit, audit-related, tax, and other non-audit services.

 The Audit Committee pre-approves the Trust's accountant engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant's independence.

There were no services provided to the Trust or Service Affiliates during the last two years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)  During the Trust's  fiscal  years ended  December 31, 2013 and December 31, 2012, the aggregate  non-audit fees billed by L&H for services  rendered to F.L. Putnam Investment Management Company ("FLP"),  the Trust's investment adviser,  and to any entity  controlling,  controlled  by, or under  common control with FLP that provides ongoing services to the Trust, totaled $27,618 and $27,005, respectively.

During the Trust's fiscal years ended December 31, 2013 and December 31, 2012, the aggregate non-audit fees billed by L&H for services rendered to the Trust, totaled $6,375 and $6,200, respectively.

(h)  Registrant's  Board  of  Trustees  was  made  aware  of the  fact that the Registrant's  principal accountant provides tax preparation  services to the Registrant's Investment Adviser. The Audit Committee of the Board of Trustees of the Trust has reviewed the statement of independence provided by Livingston & Haynes, considered whether the provision of non-audit services by the firm to the Trust's Investment Adviser and any entity controlling, controlled by, or under common control with the Adviser is compatible with such firm's independence with respect to the Trust, and concluded that the non-audit services provided by Livingston & Haynes do not compromise that firm's independence with regard to the Trust.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a standing audit committee.  The names of the audit committee are Joel M. Ziff, Howard R. Buckley, Sr. Anne Mary Donovan, Sr. Mary George O’Toole, Patricia Tower and George A. Violin.

ITEM 6.	SCHEDULE OF INVESTMENTS

The schedule is included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Principled Equity Market Fund Proxy Voting Policy and Procedures

This policy is designed to reflect the fiduciary duty to vote proxies in favor of shareholder interests. In determining our vote, we will not subordinate the economic interest of the Fund to any other entity or interested party. The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

>>	Approval of auditors
>>	Election of directors
>>	Indemnification provisions for directors
>>	Liability limitations of directors
>>	Name changes

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder's investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the fund. Non-routine matters include:

>>	Mergers and acquisitions
>>	Restructuring
>>	Re-incorporation
>>	Changes in capitalization
>>	Increase in number of directors
>>	Increase in preferred stock
>>	Increase in common stock
>>	Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

>>	Poison pills
>>	Golden parachutes
>>	Greenmail
>>	Supermajority voting
>>	Dual class voting
>>	Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

>>	Annual election of directors
>>	Anti-poison pill
>>	Anti-greenmail
>>	Confidential voting
>>	Cumulative voting

The full Board has delegated to a sub committee consisting of two (2) board members and one (1) officer of the Trust the implementation of this policy with respect to specific votes by the Trust.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)        William G. Zink, Director of Macro-Strategies at PanAgora Asset Management, Inc.  (“PanAgora”), has 39 years of investment management experience and has been with PanAgora since 1988.

(a)(2)          i.  William G. Zink
ii.             RIC: 2 accounts; $64,554,153
    Pooled: 6 accounts: $1,500,251,695
    Other: 23 accounts; $3,034,797,285
iii.            2 accounts with a performance fee; total AUM $832,776,284
iv.	n/a

(a)(3)            All of PanAgora’s investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

(a)(4)            None
(a)(4)(b) N/A

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

PERIOD	TOTAL	AVERAGE	TOTAL	MAXIMUM NUMBER
	NUMBER OF	PRICE PAID	NUMBER OF	OF SHARES THAT
2013	SHARES PURCHASED	PER SHARE	SHARES PURCHASED AS PART OF PUBLICALLY ANNOUNCED PLANS OR PROGRAMS	MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS

JUL 1-31	575	20.38	575	88,766
AUG 1-31	--	--	--	331,288
SEP 1-30	--	--	--	331,288
OCT 1-31	243,083	20.94	243,083	88,205
NOV 1-30	--	--	--	88,205
DEC 1-31	--	--	--	88,205
TOTAL	243,658	20.94	243,658	88,205

FOOTNOTES TO TABLE

(a)	The Plan was announced by the Board on June 30, 2013. A Plan was reapproved by the Board on August 19, 2013.
(b)	Share amount of the reapproved Plan is equal to 18% of shares outstanding as of June 30, 2013 or 331,288 shares
(c)	The expiration date of the plan is April 30, 2014
(d)	Not applicable
(e)	Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

None

ITEM 11.	CONTROLS AND PROCEDURES

The Registrant's principal executive officers concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) that are in place are effective to ensure that the information required in filings by the Registrant on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.  The Registrant's principal executive officers concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

(a)	Code of Ethics

(b)	Certifications